Exhibit 10.4

XO Telco Collocation Request Form

Exhibit A

To Collocation Schedule No. __

Submission Date:	2/1/2005	Please note Requested Delivery Date is not guaranteed
Requested Delivery Date		Rep. Name:	Tim McGrath
Customer Name:	Wenzel Data
Address of Install:	250 Marquette Ave. S, 1st Floor Minneapolis, MN 55402
Customer Contact:	Brad Wenzel	Technical Contact:	Ted Letofsky
Address:	1950 Northwestern Avenue Stillwater, MN 55082	Address:	1950 Northwestern Avenue Stillwater, NM 55082
Phone:	651-351-7386 Ext 11	Phone:	651-351-7386 ext 16
Fax:	651-351-7460	Fax:	651-351-7460
Email	brad@wenzeldata.com	Email	ted@wenzeldata.com
24 hour Contact	Brad Wenzel	Billing Contact	Kris Caulfield
Address	1950 Northwestern Avenue Stillwater, MN 55082	Address	1950 Northwestern Avenue Stillwater, MN 55082
Phone	651-351-7386 ext 11	Phone	651-351-7386 ext 14
Fax	651-351-7460	Fax	651-351-7460
Email	brad@wenzeldata.com	Email	kjc@wenzeldata.com
Period of Agreement	3 years	Order type Agent Order	New Order No
SPACE REQUIREMENTS
Caged Space		Cabinets
Square feet required:		Quantity of Cabinets:	1 XO Cabinet
Width of Equipment
XO to provide cage layout & proposed rack layout for customer approval		Depth of Equipment
Minimum cage size is 100 square feet		XO does not provide shelves for any cabinets
Racks cannot exceed a height of 84”		If installing customer cabinet, please include cabinet dimensions Customer cabinet cannot exceed depth of 36” and Height of 84”
Please list all equipment to be installed by rack #		Please list all equipment to be installed by cabinet #

Equipment	Dimensions (HXWXD)	Equipment	Dimensions (HXWXD)
Rack 1		Cabinet 1 See attached list

Required Key Cards
Note: 3 supplied at no charge. Additional key cards can be supplied at $50 charge per additional key card
	Name	Phone	email
Card 1	Brad Wenzel	651-351-7386x11	brad@storageelements.com
Card 2	Ted Letofsky	651-351-7386x16	ted@storageelements.com

POWER REQUIREMENTS

DC Requirements:

Rack/Cabinet #	3 of Feeds	Single or Dual Feed	Amps/Breakered/Fuse Size	Total
				0
Total	0

Custom is responsible for subsequent distribution of power within customer cage or cabinet

AC Requirements:

Rack/Cabinet #	UPS Yes or Not	# of Circuits	Amps Breakered/Fuse Size	Receptacle Type/NEMA	# Receptacles Single/Duplex/Quad	Total
1	Yes	3	20		Quad	60

Total		3				60

NEMA: National Electrical Manufacturers Association

Notes:  Standard AD power is 120 volt single phase.  Other voltages available on an ICB based on market.

AC receptacles are provided above cabinets.  Customer must provide own power stripes if required.

UPS is available on an ICB per site.  Rack-mount UPS units are the responsibility of each customer.

The minimum power provisioned is 20 Amps.  Additional power is sold in 10 Amp Increments.

XO provides Bell Core Standard Grounding.

XO provided Convenience AC Outlets fused @ 20 Amps (unprotected and not to power equipment)

BANDWIDTH/CROSS CONNECT REQUIREMENTS

Type and Number of Signal Terminations to be Cabled

Terminations to be cabled are those that are being requested to support the equipment listed on this application.  An application requesting an augment must be submitted for additional terminations to be cabled.  The following cables refer to the physical equipment interfaces (ex: if a DS3 is ordered, but is handed off as 28 DS1s, not 28 in the DS1 column, not 1 in the DS3 column).

Example:

DS1=28, DS3=6, VG1 pr=4 or 25 pr, Optical=12 fibers

Incremental Forecast: (mandatory for initial and 1 year)

	Initial	60 days	6 months	Year	Yeas-end Total	Cabinet#	Intra-building
1 PR
DS1
DS3
OC3
OC12
OC48
10Base T							N/A
100 Base T				1	2	1	N/A
Dark Fiber							N/A

**Year-end Total represents the sum of the circuits installed initially plus the incremental circuits installed at 60 days, 6 months, and year end.

Type of voice jack (Standard: RJ-11 surface):

Intra-building Cross Connect Information:

*Please check with Local Market to confirm available carriers

Requested Carrier:

Carrier on XO's list?    Yes      No

If NO, please provide Collocation Provider:

Floor:

Suite Number:

SPECIAL REQUIREMENTS

Stratum Timing          Yes        No  X

Special Requirements:

Customer's Vendor Selection:

Installation Vendor:

Address:

Phone:                                                                         Fax:

Customer Equipment Deliveries MUST be scheduled with XO one (1) week in advance.

XO WILL NOT ACCEPT ANY DELIVERIES.

A Collocation License Agreement must be executed by the parties prior to or concurrently with a Collocation Schedule including all its Exhibits in order for this Request Form to be effective.  This Request Form must be filled out with the customer and accepted by XO before it and the associated Collocation Schedule can be signed.  Once both a Collocation Schedule and the Request Form have been signed, this form shall become Exhibit A to such Collocation Schedule.  This Request Form shall not be deemed to be fining or a contract of any kind unless and until attached to the application Collocation Schedule associated with a fully executed Collocation License Agreement.

**Both this Request Form and an applicable Collocation Schedule must be executed for each location.

FAILURE TO PROVIDE ALL REQUESTED INFORMATION AND ASSOCIATED DOCUMENTATION MAY RESULT IN DELAYS IN THE PROCESSING OF THIS REQUEST.

CUSTOMER SIGNATURE:

By/s/ Brad D. Wenzel                                                    Printed:  Brad Wenzel

Title:  President                                                              Date: 2/25/05